Ohio National Fund, Inc.

Supplement dated December 6, 2019

to the Prospectus dated May 1, 2019

The following supplements and amends the prospectus dated May 1, 2019, as previously amended:

ON Foreign Portfolio

Effective December 6, 2019, the Portfolio changed its benchmark from the MSCI All Country World Ex-USA Index (Net-USD) to the MSCI EAFE Index (Net-USD) to better align with the Portfolio’s new investment strategy.

ON BlackRock Advantage Large Cap Value Portfolio

Effective December 6, 2019, the Portfolio changed its benchmark from the Dow Jones U.S. Select Dividend Index to the Russell 1000® Value Index to better align with the Portfolio’s new investment strategy.

ON Federated High Income Bond Portfolio

Effective December 6, 2019, the Portfolio changed its benchmark from the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index to the ICE BofAML US High Yield Constrained Index in an effort to minimize index licensing costs.

ON Risk Managed Balanced Portfolio

Effective December 6, 2019, the Portfolio changed its secondary benchmark from the 55% S&P 500® Index/ 45% Bloomberg Barclays U.S. Aggregate Bond Index to the 55% S&P 500® Index/ 45% ICE BofAML US Broad Market Index in an effort to minimize index licensing costs. The S&P 500® Index remains the Portfolio’s primary benchmark.

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Please retain this supplement with your Prospectus for future reference.